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                                                                  Exhibit 10(o)

                     DEED OF TRUST (WITH SECURITY AGREEMENT,
             ASSIGNMENT OF RENTS AND LEASES AND FINANCING STATEMENT)

         THIS DEED OF TRUST (WITH SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FINANCING STATEMENT) (this "DEED OF TRUST") dated as of November 30, 2000, is executed and delivered by Grantor (as defined herein) for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged by Grantor.

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

         1.1 "BANK OF AMERICA": Bank of America, N.A., a national banking association.

         1.2 "BANK OF AMERICA DEBT" means all obligations, indebtedness, and liabilities of Grantor to Bank of America arising pursuant to any of the Bank of America Loan Documents, pursuant to any interest rate swap, interest rate caps, interest rate collars, or other similar agreements entered into by Bank of America with Grantor enabling Grantor to fix or limit its actual interest expense, pursuant to any foreign exchange, currency hedging, or other agreement entered into by Bank of America with Grantor enabling Grantor to limit the market risk of Grantor actually holding currency in either the cash or futures markets, or pursuant to any deposit or cash management products and services provided to Grantor, in each case whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of Grantor to repay loans, any reimbursement obligations arising in connection with any letter of credit, interest on the loans and such reimbursement obligations, credit extended on uncollected funds and all fees, costs, and expenses (including attorneys' fees and expenses) provided for in the Bank of America Loan Documents or such agreements enabling Grantor to fix or limit its interest expense or limit its market risk of holding currency or the agreements governing the deposit and cash management products and services provided to Grantor.

         1.3 "BANK OF AMERICA LOAN DOCUMENTS" mean all loan agreements, notes, letters of credit, documents, instruments, guarantees, security agreements, deeds of trust, pledge agreements, certificates and agreements between Grantor and Bank of America which reflect any loan or other extension of credit made by Bank of America to Grantor, or which are delivered by Grantor to Bank of America in connection with any loan or other extension of credit by Bank of America to Grantor, including this Deed of Trust and the Intercreditor Agreement.

         1.4 "BENEFICIARY": Bank of America, whose address for purposes of notice is 901 Main Street, 7th Floor, Dallas, Texas 75202, as Collateral Agent (and as Administrative Agent) for the ratable benefit of the Lenders, and any and all successors and assigns of any of the foregoing. The Lenders have appointed Bank of America to serve as Collateral Agent under this Deed of Trust pursuant to the terms of the Intercreditor Agreement.

         1.5 "CHASE" means The Chase Manhattan Bank, a New York banking association which is the successor by merger to Chase Bank of Texas, National Association.


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         1.6 "CHASE DEBT" means all obligations, indebtedness, and liabilities of Grantor to Chase arising pursuant to any of the Chase Loan Documents, pursuant to any interest rate swap, interest rate caps, interest rate collars, or other similar agreements entered into by Chase with Grantor enabling Grantor to fix or limit its actual interest expense, pursuant to any foreign exchange, currency hedging, or other agreement entered into by Chase with Grantor enabling Grantor to limit the market risk of Grantor actually holding currency in either the cash or futures markets, or pursuant to any deposit or cash management products and services provided to Grantor, in each case whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of Grantor to repay loans, any reimbursement obligations arising in connection with any letter of credit, interest on the loans and such reimbursement obligations, credit extended on uncollected funds and all fees, costs, and expenses (including attorneys' fees and expenses) provided for in the Chase Loan Documents or such agreements enabling Grantor to fix or limit its interest expense or limit its market risk of holding currency or pursuant to any deposit or cash management products and services provided to Grantor.

         1.7 "CHASE LOAN DOCUMENTS" mean all loan agreements, notes, letters of credit, documents, instruments, guarantees, security agreements, deeds of trust, pledge agreements, certificates and agreements between Grantor and Chase which reflect any loan or other extension of credit made by Chase to Grantor, or which are delivered by Grantor to Chase in connection with any loan or other extension of credit by Chase to Grantor, including this Deed of Trust and the Intercreditor Agreement.

         1.8 "GRANTOR": Peerless Mfg. Co., a Texas corporation, whose address for purposes of notice is 2819 Walnut Hill Lane, Dallas, Texas 75229.

         1.9 "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement among Lenders and Grantor dated as of November 30, 2000, as the same may be amended.

         1.10 "LENDERS" means individually and collectively, Bank of America and Chase, and any and all successors and assigns of the foregoing.

         1.11 "LOAN INSTRUMENTS" means the Bank of America Loan Documents and the Chase Loan Documents, including without limitation this Deed of Trust.

         1.12 "OBLIGATIONS" means the following described obligations:

              (a) Payment and performance by Grantor of all of the Bank of America Debt and all of the Chase Debt.

              (b) To the extent not included in subparagraph (a), all sums advanced or expenses or costs incurred by the Collateral Agent or any Lender pursuant to, or permitted by, the terms of this Deed of Trust, plus interest thereon at the highest lawful rate per annum for past due payments, from the date such advances are made or expenses or costs are incurred until reimbursed, such costs to include, but not be limited to, all costs of the Collateral Agent or any Lender to obtain, administer, preserve and protect and enforce this Deed of Trust and collect the Indebtedness and maintain and preserve the Mortgaged Property.

         1.13 "TRUSTEE": PRLAP, Inc., a corporation, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder.

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                                    ARTICLE 2

                                GRANTING CLAUSES

         Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee the following: (a) the real estate (the "LAND") described in Exhibit A attached hereto and incorporated herein by reference, and (i) all buildings, structures, and other improvements now or hereafter situated or to be situated on the Land (the "IMPROVEMENTS"); and (ii) all right, title and interest of Grantor in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between or among the Land and abutting or adjacent properties; and (3) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) sometimes collectively called the "PREMISES"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Grantor, including without limitation all which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or useful to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) sometimes collectively called the "ACCESSORIES"; (c) all (i) of Grantor's assignable rights in and to all plans and specifications for the Improvements, and any and all changes thereto; (ii) Grantor's rights, but not liability for any breach by Grantor, under all commitments (including any commitment for financing to pay any of the Indebtedness (as defined below), insurance policies, architectural, engineering, construction, management, leasing, and other contracts, including any property management agreement (when signed) and any post-closing rights under the contract or contracts pursuant to which Grantor acquired the Land, and general intangibles (including but not limited to trademarks, trade names and symbols) related to the Premises or the Accessories or the design, construction, use or operation thereof; (iii) deposits (including Grantor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves under any Loan Instrument for taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories together with any and all tax and/or insurance escrow accounts and/or reserve accounts required under the provisions of any of the Loan Instruments; (iv) permits, licenses, franchises, certificates, certificates of occupancy, development rights, commitments and rights for utilities, wells, septic systems and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories; (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; (vii) engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property (as defined below) which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and (viii) development fees, sales commissions and leasing commissions; and (d) all (i) proceeds of or arising from the properties, rights, titles and interests referred to above in this Article 2, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any Law, and proceeds arising out of any damage thereto; and (ii) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Article 2 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this

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Article 2 is a leasehold estate (the "LEASEHOLD ESTATE"), this conveyance shall include, and the lien created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate. The above described property is collectively referred to herein as the "MORTGAGED PROPERTY."

         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto the Trustee and his substitutes or successors, forever, and Grantor hereby binds itself and its heirs, executors, administrators, personal representatives, successors and assigns to warrant and forever defend the Mortgaged Property unto the Trustee, his substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

                                    ARTICLE 3

                                  INDEBTEDNESS

         This Deed of Trust is given to secure the following (collectively, the "Indebtedness"):

         3.1 DEED OF TRUST. Payment of all sums advanced by Beneficiary to or for the benefit of Grantor contemplated hereby and performance of all obligations and covenants herein contained.

         3.2 OBLIGATIONS. Payment and performance of the Obligations.


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                                    ARTICLE 4

                         ASSIGNMENT OF RENTS AND LEASES

         4.1 ASSIGNMENT OF RENTS, PROFITS, ETC. All of the Rents (as hereinafter defined) derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any lease or agreement pertaining thereto, are hereby absolutely and unconditionally assigned to Beneficiary, to be applied by Beneficiary in payment of the Indebtedness. "RENTS" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any Lease (as hereinafter defined), including but not limited to liquidated damages following default under any such Lease, or payments applicable to a termination of a Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from damage to any part of the Mortgaged Property, all rights that Grantor may have against any tenant under any Lease or any subtenants or occupants of any part of the Mortgaged Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable debtor relief law, together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts, and bonds relating to the construction or renovation of the Mortgaged Property. Notwithstanding any provision of this Deed of Trust or any other Loan Instrument which might be construed to the contrary, the assignment in this Section is an absolute assignment and not merely a security interest; however, Beneficiary's rights as to the assignment shall be exercised only upon the occurrence of an Event of Default (as hereinafter defined). Prior to an Event of Default, Grantor shall have a license to collect and receive all Rents as trustee for the benefit of Beneficiary and Grantor, and Grantor shall apply the funds so collected first to the payment of the Indebtedness in such manner as Beneficiary elects and thereafter to the account of Grantor. Upon the occurrence of an Event of Default, such license in favor of Grantor shall automatically and immediately terminate without any action or notice, or the necessity thereof, by Beneficiary or any other party, and Beneficiary shall be entitled to immediate possession of all Rents regardless of the value of the security for the Indebtedness and regardless of whether Beneficiary has initiated any action to take possession of any portion of the Mortgaged Property.

         4.2 ASSIGNMENT OF LEASES. Grantor hereby assigns to Beneficiary all of Grantor's rights, but none of its obligations, under all Leases (as hereinafter defined). "LEASE" and "LEASES" means each and all existing or future leases, subleases (to the extent of Grantor's rights thereunder) or other agreements under the terms of which any person has or acquires any right to occupy or use any part of or interest in the Mortgaged Property, and each and all existing or future guaranties of payment or performance thereunder, and all extensions, renewals, modifications, supplements and replacements of each such lease, sublease, agreement or guaranty upon any part of the Mortgaged Property. Grantor hereby further assigns to Beneficiary all guaranties of tenants' performance under the Leases. Prior to an Event of Default, Grantor shall have the right, without joinder of Beneficiary, to enforce the Leases, unless Beneficiary directs otherwise.

         4.3 WARRANTIES CONCERNING LEASES AND RENTS. Grantor represents and warrants that:

             (a) Grantor has good title to the Leases and Rents hereby assigned and authority to assign them, and no other person or entity has any right, title or interest therein;

             (b) all existing Leases are valid, unmodified and in full force and effect, except as indicated herein, and no default exists thereunder;




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             (c) unless otherwise provided herein, no Rents have been or will be assigned, mortgaged or pledged;

             (d) no Rents have been or will be anticipated, waived, released, discounted, set off or compromised; and

             (e) except as indicated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents.

         4.4 GRANTOR'S COVENANTS OF PERFORMANCE. Grantor covenants to:

             (a) perform all of its obligations under the Leases and give prompt notice to Beneficiary of any failure to do so;

             (b) give immediate notice to Beneficiary of any notice Grantor receives from any tenant or subtenant under any Leases, specifying any claimed default by any party under such Leases, excluding, however, notices of default under residential leases;

             (c) enforce the tenants' obligations under the Leases;

             (d) defend, at Grantor's expense, any proceeding pertaining to the Leases, including, if Beneficiary so requests, any such proceeding to which Beneficiary is a party; and

             (e) neither create nor permit any encumbrance upon its interest as lessor of the Leases, except this Deed of Trust and any other encumbrances permitted by this Deed of Trust.

         4.5 PRIOR APPROVAL FOR ACTIONS AFFECTING LEASES. Grantor shall not, without the prior written consent of Beneficiary:

             (a) receive or collect Rents more than one month in advance, except security deposits obtained in advance in the ordinary course of business;

             (b) encumber or assign future Rents;

             (c) waive or release any obligation of any tenant under the Leases;

             (d) amend, cancel, terminate or surrender any of the Leases, cause, permit or accept any amendment, cancellation, termination or surrender of any of the Leases, or commence any proceedings for dispossession of any tenant under any of the Leases, except in good faith where the tenant is in material default thereunder;

             (e) renew or extend any of the Leases, except pursuant to terms in existing Leases;

             (f) permit any assignment of the Leases; or

             (g) enter into any Leases after the date hereof.

         4.6 SETTLEMENT FOR TERMINATION. Grantor agrees that no settlement for damages for termination of any of the Leases under the Federal Bankruptcy Code, or under any other federal, state, or local statute, shall be made without the prior written consent of Beneficiary, and any check in payment of



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such damages shall be made payable to both Grantor and Beneficiary. Grantor hereby assigns any such payment to Beneficiary, to be applied to the Indebtedness as Beneficiary may elect, and agrees to endorse any check for such payment to the order of Beneficiary.

         4.7 MORTGAGEE IN POSSESSION. Beneficiary's acceptance of this assignment shall not, prior to entry upon and taking possession of the Mortgaged Property by Beneficiary, be deemed to constitute Beneficiary a "mortgagee in possession," nor obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any lessee and not delivered to Beneficiary. Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property. Beneficiary neither has nor assumes any obligations as lessor or landlord with respect to any Lease.

         4.8 APPOINTMENT OF ATTORNEY. Grantor hereby appoints Beneficiary its attorney-in-fact, coupled with an interest empowering Beneficiary to subordinate any Leases to this Deed of Trust.

         4.9 INDEMNIFICATION; HOLD HARMLESS. Grantor hereby indemnifies and holds Beneficiary harmless from all liability, damage or expense incurred by Beneficiary from any claims under the Leases, including, without limitation. any claims by Grantor with respect to Rents paid directly to Beneficiary after an Event of Default and claims by tenants for security deposits or for rental Payments more than one (1) month in advance and not delivered to Beneficiary. All amounts indemnified against hereunder, including attorneys' fees and expenses, if paid by Beneficiary shall bear interest at the maximum lawful rate and shall be payable by Grantor immediately without demand and shall be secured hereby.

         4.10 RECORDS. Upon request by Beneficiary, Grantor shall deliver to Beneficiary executed originals of all Leases and copies of all records relating thereto.

         4.11 MERGER. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Beneficiary.

         4.12 RIGHT TO RELY. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Grantor and regardless of whether Beneficiary has taken possession of any other portion of the Mortgaged Property, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Grantor under the Leases, and Grantor hereby appoints Beneficiary as Grantor's lawful attorney-in-fact for giving, and is hereby empowered to give, acquittances to any tenants for such Payments to Beneficiary after an Event of Default.

         4.13 RENTS. It is the intention of Beneficiary and Grantor that the assignment effectuated by this Deed of Trust with respect to the Rents shall be a direct and currently effective assignment and shall not constitute merely the granting of a lien, security interest or pledge for the purpose of securing the Indebtedness. In the event that a court of competent jurisdiction determines that, notwithstanding such expressed intent of the parties, Beneficiary's interest in the Rents constitutes a lien on or security interest in or pledge of the Rents, it is agreed and understood that the forwarding of a notice to Grantor after the occurrence of an Event of Default, advising Grantor of the revocation of Grantor's license to collect such Rents, shall be sufficient action by Beneficiary to (i) perfect such lien on or security interest in or pledge of the Rents, (ii) take possession thereof and (iii) entitle Beneficiary to immediate and direct payment of the Rents, for application as provided in this Deed of Trust, all without the necessity of any further action by Beneficiary, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Mortgaged Property.


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         4.14 UNILATERAL SUBORDINATION AND MERGER; APPROVAL OF LEASES. There
shall be no merger of the leasehold estates created by the Leases with the fee estate of the Mortgaged Property without the prior written consent of Beneficiary. Beneficiary may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

                                    ARTICLE 5

                   SECURITY AGREEMENT AND FINANCING STATEMENT

         5.1 SECURITY INTEREST. This Deed of Trust shall be a security agreement between Grantor, as the debtor, and Beneficiary, as the secured party, covering the Mortgaged Property constituting personal property or fixtures governed by the Texas Business and Commerce Code (hereinafter called the "CODE"), and for the purpose of further securing payment and performance of the Indebtedness, Grantor grants to Beneficiary a security interest and lien in all rights, titles and interests now owned or hereafter acquired by Grantor in the portion of the Mortgaged Property constituting personal property or fixtures governed by the Code (the "COLLATERAL"). In addition to Beneficiary's other rights hereunder, Beneficiary shall have all rights of a secured party under the Code. Grantor shall execute and deliver to Beneficiary all financing statements that may be required by Beneficiary to establish and maintain the validity and priority of Beneficiary's security interest in the Collateral, and Grantor shall bear all costs thereof, including all Code searches reasonably required by Beneficiary.

         5.2 NOTICE OF CHANGES. Grantor shall give advance notice in writing to Beneficiary of any proposed change in Grantor's name, identity, jurisdiction of organization, or structure and shall execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any of the Mortgaged Property described or referred to herein.

         5.3 FIXTURES. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all items of the Collateral described herein that are or are to become fixtures related to the Land, and this Deed of Trust shall be effective as such from the date of its filing for record in the real estate records of the county in which the Collateral is situated. Information concerning the security interest created by this instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated in Section 1.1. The mailing address of the Grantor, as debtor, is as stated in Section 1.2. Grantor does have an interest of record in the Land, and the names of any additional record owners of the Land are listed on Exhibit A. Proceeds and products of the portion of the Collateral constituting fixtures are also covered.

         5.4 REPRODUCTIONS. A carbon, photostatic or other reproduction of this Deed of Trust shall be sufficient as a financing statement. Beneficiary shall have the right at any time to file a manually executed counterpart or a carbon, photostatic or other reproduction of this Deed of Trust as a financing statement in either the central or local UCC records of any jurisdiction wherein the Collateral is situated, but the failure of Beneficiary to do so shall not impair
(a) the effectiveness of this Deed of Trust as a fixture filing as permitted by
Section 9.402(f) of the Code, or (b) the validity and enforceability of this Deed of Trust in any respect whatsoever.


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                                    ARTICLE 6

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                            AND AGREEMENTS OF GRANTOR

         Grantor does hereby covenant, warrant and represent to and agree with Beneficiary as follows:

         6.1 PAYMENT AND PERFORMANCE. Grantor shall make all payments on the Indebtedness when due and shall punctually and properly perform all of Grantor's covenants, obligations and liabilities under the Loan Instruments.

         6.2 TITLE TO MORTGAGED PROPERTY AND LIEN OF THIS DEED OF TRUST. Grantor has good and indefeasible title to the Land and the Improvements, and good and marketable title to the Personal Property, free and clear of any liens, charges, encumbrances security interests, and adverse claims whatsoever, except (a) permitted encumbrances set forth on Exhibit B hereto, which are permitted encumbrances only to the extent the same are valid and subsisting and affect the Mortgaged Property, (b) the liens and security interests evidenced by this Deed of Trust, (c) statutory liens for ad valorem taxes and standby fees on the Mortgaged Property which are not yet delinquent, and (d) other liens and security interests (if any) in favor of Beneficiary (the matters described in the foregoing clauses (a) - (d) being herein called the "PERMITTED ENCUMBRANCES"). Grantor, and Grantor's successors and assigns, will warrant and forever defend title to the Mortgaged Property, subject as aforesaid, to Trustee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Beneficiary. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Beneficiary of any existing or future violation or other breach thereof by Grantor, by the Mortgaged Property or otherwise. No part of the Mortgaged Property constitutes all or any part of the business or residential homestead of Grantor. If any right or interest of Beneficiary in the Mortgaged Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Beneficiary, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Beneficiary, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Beneficiary or Trustee (as the case may be), and the party (Beneficiary or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

         6.3 STATUS OF GRANTOR; SUITS AND CLAIMS; LOAN INSTRUMENTS. If Grantor is a corporation, partnership, or other legal entity, Grantor is and will continue to be (a) duly organized, validly existing and in good standing under the laws of its state of organization, (b) authorized to do business in, and in good standing in, each state in which the Mortgaged Property is located, and (c) possessed of all requisite power and authority to carry on its business and to own and operate the Mortgaged Property. Each Loan Instrument executed by Grantor has been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are and will continue to be within Grantor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any legal requirement to which Grantor or the Mortgaged Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, or any other person liable, directly or indirectly, for any of the secured indebtedness, except as expressly contemplated by the Loan Instruments. There is no suit, action, claim,




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

investigation, inquiry, proceeding or demand pending (or, to Grantor's knowledge, threatened) which affects the Mortgaged Property (including, without limitation, any which challenges or otherwise pertains to Grantor's title to the Mortgaged Property) or the validity, enforceability or priority of any of the Loan Instruments. There is no judicial or administrative action, suit or proceeding pending (or, to Grantor's knowledge, threatened) against Grantor, or against any other person liable directly or indirectly for the secured indebtedness, except as has been disclosed in writing to Beneficiary in connection with the loan evidenced by the Bank of America Loan Documents and the Chase Loan Documents. The Loan Instruments constitute legal, valid and binding obligations of Grantor (and of each guarantor, if any) enforceable in accordance with their terms, except as the enforceability thereof may be limited by debtor relief laws and except as the availability of certain remedies may be limited by general principles of equity. Grantor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). Grantor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, or jurisdiction of organization, unless Grantor shall have notified Beneficiary of such change prior to the effective date of such change, and shall have first taken all action required by Beneficiary for the purpose of further perfecting or protecting the lien and security interest of Beneficiary in the Mortgaged Property. Grantor's principal place of business and chief executive office, and the place where Grantor keeps its books and records concerning the Mortgaged Property, has for the preceding four months been and will continue to be (unless Grantor notifies Beneficiary of any change in writing prior to the date of such change) the address of Grantor set forth in Section 1.2.

         6.4 EXISTENCE OF GRANTOR. Grantor shall preserve and keep in full force and effect its existence, rights, franchises, and trade names.

         6.5 INSURANCE. Grantor shall obtain and maintain at Grantor's sole expense: (a) mortgagee title insurance issued to Beneficiary covering the Premises as required by Beneficiary; (b) all-risk insurance with respect to all insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Beneficiary may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Beneficiary from becoming a coinsurer, such insurance to be in Builder's Risk (non-reporting) form during and with respect to any construction on the Premises; (c) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the combined amount of the Bank of America Debt and the Chase Debt or the maximum amount available; (d) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Grantor and Beneficiary as named insureds; (e) statutory workers' compensation insurance with respect to any work on or about the Premises; and
(f) such other insurance on the Mortgaged Property as may from time to time be required by Beneficiary (including but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Beneficiary, and shall require not less than thirty (30) days' prior written notice to Beneficiary of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Beneficiary and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Instrument becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in

Beneficiary's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall, in each instance promptly upon the request of Beneficiary and at Grantor's expense, obtain and deliver to Beneficiary a like policy (or, if and to the extent permitted by Beneficiary, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Instrument, as the case may be. Without limiting the discretion of Beneficiary with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgage clause (without contribution) naming Beneficiary as mortgagee with loss proceeds payable to Beneficiary notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Beneficiary under the Loan Instruments; or
(iv) any change in title to or ownership of the Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Instruments. The originals of each initial insurance policy (or to the extent permitted by Beneficiary, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Beneficiary at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Beneficiary, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Beneficiary evidence satisfactory to Beneficiary of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph, Beneficiary shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Beneficiary. Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the Indebtedness, all of Grantor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Beneficiary shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Mortgaged Property, and the expenses incurred by Beneficiary in the adjustment and collection of insurance proceeds shall be a part of the Indebtedness and shall be due and payable to Beneficiary on demand. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor. Any such proceeds received by Beneficiary shall, after deduction therefrom of all reasonable expenses actually incurred by Beneficiary, including attorneys' fees, at Beneficiary's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Beneficiary) to repair or restoration, either partly or entirely, of the Mortgaged Property so damaged, or
(3) applied to the payment of the Indebtedness in such order and manner as Beneficiary, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Mortgaged Property.

         6.6 TAXES AND ASSESSMENTS. Grantor shall pay all taxes and assessments against or affecting the Mortgaged Property as the same become due and payable, and, upon request by Beneficiary, Grantor shall deliver to Beneficiary such evidence of the payment thereof as Beneficiary may require, and, if Grantor fails to do so, Beneficiary may pay them, together with all costs and penalties thereon, at Grantor's expense; provided, however, that Grantor may in good faith, in lieu of paying such taxes and assessments as they become due and payable, by appropriate proceedings, contest the validity thereof. Pending such contest, Grantor shall not be deemed in default hereunder because of such nonpayment if, prior to delinquency of the asserted tax or assessment, Grantor furnishes Beneficiary an indemnity bond secured by a deposit in cash or other security acceptable to Beneficiary, or with a surety acceptable to

Beneficiary, in the amount of the tax or assessment being contested by Grantor plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, conditioned that such tax or assessment, with interest, cost and penalties, be paid as herein stipulated, and if Grantor promptly pays any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, on or before the date such judgment becomes final; provided that in any event the tax, assessment, penalties, interest and costs shall be paid prior to the date on which any writ or order is issued under which the Mortgaged Property may be sold in satisfaction thereof.

         6.7 RESERVE FOR INSURANCE, TAXES AND ASSESSMENTS. Upon request of Beneficiary, Grantor will deposit with Beneficiary a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Mortgaged Property) against the Mortgaged Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Beneficiary and prorated to the end of the calendar month following the month during which Beneficiary's request is made, and thereafter will deposit with Beneficiary, on the first day of each month, sufficient funds (as estimated from time to time by Beneficiary) to permit Beneficiary to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Beneficiary shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Beneficiary for future use, applied to any Indebtedness or refunded to Grantor, at Beneficiary's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Beneficiary. All such funds so deposited shall bear no interest, may be mingled with the general funds of Beneficiary and shall be applied by Beneficiary toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Beneficiary by Grantor (which statements shall be presented by Grantor to Beneficiary a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Beneficiary's option be applied to the payment of the Indebtedness in the order determined by Beneficiary in its sole discretion, and that Beneficiary may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Mortgaged Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by Beneficiary under this paragraph but subject to the rights of Beneficiary hereunder.

         6.8 CONDEMNATION. Grantor shall notify Beneficiary immediately of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Beneficiary shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Beneficiary shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Mortgaged Property. Grantor shall, promptly upon request of Beneficiary, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Beneficiary to collect and receipt for any such sums. All such sums are hereby assigned to Beneficiary, and shall, after deduction therefrom of all reasonable expenses actually incurred by Beneficiary, including attorneys' fees, at Beneficiary's option be
(a) released to Grantor, or (b) applied (upon compliance with such terms and conditions as may be required by Beneficiary) to repair or restoration of the Mortgaged Property so affected, or (c) applied to the payment of the Indebtedness in such order and manner as Beneficiary, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor. Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs and expenses (including but not limited to attorneys' fees) incurred by Beneficiary in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Beneficiary pursuant to this Deed of Trust.

         6.8 TAXES ON OBLIGATIONS OR DEED OF TRUST. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Obligations, this Deed of Trust or any other instrument evidencing or securing any of the secured indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Beneficiary, the Obligations, the Mortgaged Property or this Deed of Trust deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the indebtedness secured hereby or Beneficiary, then, and in any such event, Grantor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Grantor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Beneficiary may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.

         6.9 STATEMENT BY GRANTOR. Grantor shall at any time and from time to time furnish within seven (7) days of request by Beneficiary a written statement in such form as may be required by Beneficiary stating that (a) this Deed of Trust and the other Loan Instruments are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; (b) the unpaid principal balance of the Bank of America Debt and the Chase Debt; (c) the date to which interest on the Bank of America Debt and the Chase Debt is paid;
(d) this Deed of Trust and the other Loan Instruments have not been released, subordinated or modified; and (e) there are no offsets or defenses against the enforcement of this Deed of Trust or any other Loan Instrument. If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

         6.10 MAINTENANCE, REPAIR AND RESTORATION. Grantor will keep the Mortgaged Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Mortgaged Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Grantor will not, without the prior written consent of Beneficiary,
(a) remove from the Mortgaged Property any fixtures or personal property covered by this Deed of Trust except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Deed of Trust), or (b) make any structural alteration to the Mortgaged Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Mortgaged Property, Grantor shall give prompt notice thereof to Beneficiary and Grantor shall promptly, at Grantor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

         6.11 NO OTHER LIENS. Grantor will not, without the prior written consent of Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Beneficiary, Grantor will cause the same to be promptly discharged and released. If Beneficiary consents to the voluntary grant by Grantor of any lien, security interest, or other encumbrance (hereinafter called "SUBORDINATE MORTGAGE") covering any of the Mortgaged Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Mortgage, any such Subordinate Mortgage shall contain express covenants to the effect that: (1) the Subordinate Mortgage is unconditionally subordinate to this Deed of Trust and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Beneficiary; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Beneficiary may determine, prior to being applied to any indebtedness by the Subordinate Mortgage; (4) written notice of default under the Subordinate Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Mortgage or to seek the appointment of a receiver for all or any part of the Mortgaged Property shall be given to Beneficiary with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Mortgage, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor's rights hereunder without the prior written consent of Beneficiary.

         6.12 OPERATION OF MORTGAGED PROPERTY. Grantor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with all legal requirements and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Mortgaged Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Mortgaged Property in any manner which violates any legal requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other legal requirement. Grantor will not impose any easement, restrictive covenant or encumbrance upon the Mortgaged Property, execute or file any subdivision plat or condominium declaration affecting the Mortgaged Property or consent to the annexation of the Mortgaged Property to any municipality, without the prior written consent of Beneficiary. Grantor will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened. Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Mortgaged Property. Without the prior written consent of Beneficiary, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the construction, maintenance, operation and development of the Mortgaged Property to be promptly paid.

         6.13 FINANCIAL MATTERS. Grantor is solvent after giving effect to all borrowings contemplated by the Loan Instruments and no proceeding under any debtor relief law is pending (or, to Grantor's knowledge, threatened) by or against Grantor, or any affiliate of Grantor, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Grantor to Beneficiary in connection with the loan or loans evidenced by the Loan Instruments (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Grantor or, to Grantor's knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, "Grantor" shall also include any person liable directly or indirectly for the secured indebtedness or any part thereof and any joint venturer or general partner of Grantor.

         6.14 NO PLEDGE OR CHANGE OF STOCK OR PARTNERSHIP INTEREST. If Grantor is a corporation or a limited liability corporation, the shareholders or members of Grantor shall not sell, pledge or assign any shares of the stock or membership interests of Grantor without the prior written consent of Beneficiary. If Grantor is a partnership or joint venture, the partners or joint venturers of Grantor shall not sell, pledge or assign any of their partnership or joint venture interest in Grantor and no general partner or joint venturer shall withdraw from or be admitted into Grantor without the prior written consent of Beneficiary.

         6.15 COMPLIANCE WITH LAWS. The Mortgaged Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable legal requirements. The Mortgaged Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Mortgaged Property to fulfill any requirement of any legal requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Mortgaged Property or any interest therein to fulfill any requirement of any legal requirement. No part of the Mortgaged Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Mortgaged Property. If Grantor receives a notice or claim from any person that the Mortgaged Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any legal requirement, Grantor will promptly furnish a copy of such notice or claim to Beneficiary. Grantor has received no notice and has no knowledge of any such noncompliance.

         6.16 INCOME, EXPENSE AND FINANCIAL STATEMENTS. Grantor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Mortgaged Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Mortgaged Property to be inspected and photographed, by Beneficiary and its representatives during normal business hours and at any other reasonable times. Any inspection or audit of the Mortgaged Property or the books and records of Grantor, or the procuring of documents and financial and other information, by or on behalf of Beneficiary shall be for Beneficiary's protection only, and shall not constitute any assumption of responsibility to Grantor or anyone else with regard to the condition, construction, maintenance or operation of the Mortgaged Property nor Beneficiary's approval of any certification given to Beneficiary nor relieve Grantor of any of Grantor's obligations.

         6.17 INDEMNIFICATION.

              (a) Grantor will indemnify and hold harmless Beneficiary and Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (defined below). For purposes of this Section 6.18, the terms "BENEFICIARY" and "TRUSTEE" shall include the directors, officers, partners, employees and agents of Trustee and Beneficiary, respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Beneficiary or Trustee, respectively. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF, OR ARE CLAIMED TO BE CAUSED BY OR ARISE OUT OF, THE NEGLIGENCE OR STRICT LIABILITY OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PERSON. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO A PARTICULAR INDEMNIFIED PERSON TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNIFIED PERSON. Any amount to be paid under this Section 6.18 by Grantor to Beneficiary and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Beneficiary and/or Trustee pursuant to this Deed of Trust. Nothing in this paragraph, elsewhere in this Deed of Trust or in any other Loan Instrument shall limit or impair any rights or remedies of Beneficiary and/or Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Deed of Trust, any other Loan Instrument, any other agreement or any applicable legal requirement.

              (b) As used herein, the term "INDEMNIFIED MATTERS" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately withdrawn or defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Beneficiary and/or Trustee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Mortgaged Property or with this Deed of Trust or any other Loan Instrument, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever at any time on or before the Release Date (as hereinafter defined), any act performed or omitted to be performed hereunder or under any other Loan Instrument, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Deed of Trust or in any other Loan Instrument, any Default as defined herein, any claim under or with respect to any Lease and any Environmental Matter (defined below). As used herein, the term "ENVIRONMENTAL MATTER" means: (a) the presence of any Hazardous Substance on, in, under, above or about the Mortgaged Property, or the migration or release or threatened migration or release of any Hazardous Substance on, to, from or through the Mortgaged Property, on or at any time before the Release Date; or (b) any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substance which is at any time on or before the Release Date present on, in, under, above or about the Mortgaged Property; or (c) any violation on or before the Release Date, of any Environmental Requirement in effect on or before the Release Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or (d) any Environmental Claim, or the filing or imposition of any environmental lien against the Mortgaged Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in clauses (a) through (c) preceding; and regardless of whether any of the matters referred to in the foregoing clauses (a) through (d) was caused by Grantor or Grantor's tenant or any subtenant, or a prior owner of the Mortgaged Property or its tenant or any subtenant, or any third party. Without limitation of the definition of Indemnified Matters herein, Grantor's indemnification obligations regarding any Environmental Matter shall include injury or damage to any person, property or natural resource occurring upon or off of the Mortgaged Property (including but not limited to the cost of demolition and rebuilding of any improvements on real property), the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration, monitoring or similar work required by any Environmental Requirement or necessary to have the full use and benefit of the Mortgaged Property as contemplated by the Loan Instruments (including, without limitation, any of the same in connection with any foreclosure or transfer in lieu thereof), and all liability to pay or indemnify any person for costs in connection with any of the foregoing. The term "RELEASE DATE" as used herein means the earlier of the following two dates: (i) the date on which the Indebtedness and obligations Loan Instrument hereby have been paid and performed in full and this Deed of Trust has been released, or (ii) the date on which the lien of this Deed of Trust is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Mortgaged Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this Section 6.18 shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Deed of Trust but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge and release of this Deed of Trust and the other Loan Instruments, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

         6.18 TRADE NAMES. At the request of Beneficiary, Grantor shall execute a certificate in form satisfactory to Beneficiary listing the trade names under which Grantor intends to operate the Mortgaged Property, and representing and warranting that Grantor does business under no other trade name with respect to the Mortgaged Property. Grantor shall immediately notify Beneficiary in writing of any change in said trade names, and shall, upon request of Beneficiary, execute any additional financing statements and other certificates required to reflect the change in trade names and shall execute and file any assumed name certificate required by applicable laws.

         6.19 FURTHER ASSURANCES. Grantor will, promptly on request of Beneficiary, (a) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Instrument; (b) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Instruments, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as deemed advisable by Beneficiary to protect the lien or the security interest hereunder against the rights or interests of third persons; and (c) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Beneficiary to enable Beneficiary to comply with the requirements or requests of any agency having jurisdiction over Beneficiary or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Mortgaged Property. Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Beneficiary pursuant to this Deed of Trust.

         6.20 FEES AND EXPENSES. Without limitation of any other provision of this Deed of Trust or of any other Loan Instrument and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Beneficiary and/or Trustee on demand to the extent paid by Beneficiary and/or
Trustee: (a) all appraisal fees, filing and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, escrow fees, reasonable attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket costs and expenses of every character incurred by Grantor or Beneficiary and/or Trustee in connection with the preparation of the Loan Instruments, the evaluation, closing and funding of the loan evidenced by the Loan Instruments, and any and all amendments and supplements to this Deed of Trust or any other Loan Instruments or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Mortgaged Property; and (b) all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the enforcement of any obligation of Grantor, hereunder or under any other Loan Instrument.

         6.21 RECORDING AND FILING. Grantor shall cause the Loan Instruments and all amendments, supplements and extensions thereto and substitutions therefor to be recorded, filed, rerecorded and refiled in such manner and in such places as Beneficiary shall reasonably request, and shall pay all such recording, filing, rerecording and refiling fees, title insurance premiums, and other charges.

         6.22 PAYMENT OF DEBTS. Grantor shall promptly pay when due all obligations regarding the ownership and operation of the Mortgaged Property except any such obligations which are being diligently contested in good faith by appropriate proceedings and as to which Grantor, if requested by Beneficiary, shall have furnished to Beneficiary security satisfactory to Beneficiary.

         6.23 MODIFICATION BY SUBSEQUENT OWNERS. Each Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Instruments made by Beneficiary and any subsequent owner of the Mortgaged Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Deed of Trust or any other Loan Instrument. Nothing in this Section shall be construed as permitting any transfer of the Mortgaged Property which would constitute an Event of Default under other provisions of this Deed of Trust.

         6.24 NOTIFICATION OF DEFAULT. Grantor shall notify Beneficiary immediately if it becomes aware of the occurrence of any Event of Default or any fact, condition or event that only with the giving of notice or passage of time, or both, could become an Event of Default, or the failure of Grantor or any guarantor to observe any of its or his undertakings under any of the Loan Instruments.

         6.25 BUSINESS PURPOSES. The loans evidenced by the Bank of America Loan Documents and the Chase Loan Documents are solely for the purpose of carrying on or acquiring a business of Grantor, and are not for personal, family household, or agricultural purposes.

                                    ARTICLE 7

                               HAZARDOUS MATERIALS

         7.1 DEFINITIONS. For the purposes of this Deed of Trust, Grantor, Beneficiary and Trustee agree that, unless the context otherwise specified or requires, the following terms shall have the meaning herein specified:

              (a) "HAZARDOUS MATERIALS" shall mean (a) any "hazardous waste" or "regulated substance" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.A. ss. 6901, ET SEQ. (West 1983 & Supp.
         1993)), and regulations promulgated thereunder, both as amended from time to time; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. ss. 9601, ET SEQ. (West 1983 & Supp. 1993))
         ("CERCLA"), and regulations promulgated thereunder, both as amended from time to time; (c) any "toxic substance" as defined by the Toxic Substances Control Act (15 U.S.C.A. ss. 2601, ET SEQ. (West 1983 & Supp. 1993)), and regulations promulgated thereunder, both as amended from time to time; (d) any "waste" as defined by the Texas Water Quality Control Act (Tex. Water Code Ann. ss.ss. 26.01-225 (Vernon
         1988)), and regulations promulgated thereunder, both as amended from time to time; (e) any "solid waste" as defined by the Texas Solid Waste Disposal Act (Tex. Health & Safety Code Ann. ss. 361.001, ET SEQ. (Vernon 1992)), and regulations promulgated thereunder, both as amended from time to time; (f) any "air contaminant" as defined by the Texas Clean Air Act (Tex. Health & Safety Code Ann., ss. 382.001, ET SEQ. (Vernon 1992)), and regulations promulgated thereunder, both as amended from time to time; (g) any "hazardous substance" as defined by the Texas Hazardous Substances Spill Prevention and Control Act (Tex. Water Code Ann. ss.ss. 26.261-268 (Vernon 1988)), and regulations promulgated thereunder, both as amended from time to time; (h) any "toxic chemical" as defined by the Texas Toxic Chemical Release Reporting Act (Tex. Health & Safety Code Ann. ss. 370.001, ET SEQ. (Vernon 1992)), and regulations promulgated thereunder, both as amended from time to time;
         (i) any "regulated asbestos-containing material" as defined in the National Emission Standard for Asbestos (40 C.F.R. ss. 61.140, ET SEQ.
         (1992)); (j) polychlorinated biphenyls ("PCBs") as defined in 40 C.F.R.
         Part 761 (1992); (k) underground storage tanks, whether active, inactive, empty, filled or partially filled with any substance, (l) any substance the presence of which on the Mortgaged Property is prohibited by any Governmental Requirements; and (m) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, transportation, treatment, processing, management or disposal.

              (b) "HAZARDOUS MATERIALS CONTAMINATION" shall mean the contamination (whether presently existing or hereafter occurring) of the Improvements, facilities, soil, surface water, groundwater, air or other elements on or of the Mortgaged Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, surface water, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Mortgaged Property.

              (c) "GOVERNMENTAL REQUIREMENTS" shall mean any and all of the following that may now or hereafter be applicable to Grantor or the Mortgaged Property: (i) judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any and all governmental or quasi governmental entities of any nature whatsoever, whether federal, state, county, district, city or otherwise, and whether now or hereafter in existence ("GOVERNMENTAL AUTHORITY"); (ii) restrictions of record; and (iii) any other governmental directive or requirement of any nature.

         7.2  GRANTOR'S WARRANTIES. Grantor hereby represents and warrants that:

              (a) No Hazardous Materials are now located on the Mortgaged Property, and neither Grantor nor, to Grantor's knowledge, any other person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed of on, under or at the Mortgaged Property or any part thereof;

              (b) No part of the Mortgaged Property is being used or, to the knowledge of Grantor, has been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials, nor is any part of the Mortgaged Property affected by any Hazardous Materials Contamination;

              (c) To the best of the Grantor's knowledge and belief, no property adjoining the Mortgaged Property is being used, or has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials nor is any other property adjoining the Mortgaged Property affected by Hazardous Materials Contamination; and

              (d) No investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated or in existence with respect to the Mortgaged Property. The Mortgaged Property is not currently on, and to Grantor's knowledge, after diligent investigation and inquiry, has never been on, any federal or state "Superfund" or "Superlien" list.

              (e) Grantor has undertaken all appropriate inquiry into the previous ownership and uses of the Mortgaged Property consistent with good commercial or customary practice in an effort to minimize liability associated with Hazardous Materials or Hazardous Materials Contamination.

         7.3 GRANTOR'S COVENANTS. Grantor agrees to (a) give notice to Beneficiary immediately upon Grantor's acquiring knowledge of the presence of any Hazardous Materials on the Mortgaged Property or of any Hazardous Materials Contamination with a full description thereof; (b) promptly comply with any Governmental Requirements requiring the removal, treatment, mitigation or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Beneficiary with satisfactory evidence of such compliance; and (c) provide Beneficiary, within thirty (30) days after demand by Beneficiary, with a bond, letter of credit or similar financial assurance evidencing to Beneficiary's satisfaction that the necessary funds are available to pay the cost of removing, treating, mitigating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Mortgaged Property as a result thereof.

         7.4 SITE ASSESSMENTS. Beneficiary (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default, may contract for the services of persons (the "SITE REVIEWERS") to perform environmental site assessments ("SITE ASSESSMENTS") on the Mortgaged Property for the purpose of determining whether there exists on the Mortgaged Property any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of such Mortgaged Property arising under any state, federal or local law, rule or regulation relating to Hazardous Materials. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. The Site Reviewers are hereby authorized to enter upon the Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding the

Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. On request, Beneficiary shall make the results of such Site Assessments fully available to Grantor, which (prior to an Event of Default) may at its election participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site Reviewers. The cost of performing such Site Assessments shall be paid by Grantor upon demand of Beneficiary and any such obligations shall be Indebtedness secured by this Deed of Trust. Beneficiary's right to require such Site Assessment shall be for the sole purpose of protecting Beneficiary's security for the repayment of the Indebtedness and shall not under any circumstances be construed as granting the right to participate or constitute participation by the Beneficiary in the management of the Mortgaged Property or the business conducted thereon.

         7.4 BENEFICIARY'S RIGHT TO REMOVE HAZARDOUS MATERIALS. Beneficiary shall have the right but not the obligation, prior or subsequent to an Event of Default, without in any way limiting Beneficiary's other rights and remedies under this Deed of Trust, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Materials or Hazardous Materials Contamination on the Mortgaged Property following receipt of any notice from any person or entity asserting the existence of any Hazardous Materials or Hazardous Materials Contamination pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, suit, imposition of a lien on the Mortgaged Property, or other action and/or which, in Beneficiary's sole opinion, could jeopardize Beneficiary's security under this Deed of Trust. All costs and expenses paid or incurred by Beneficiary in the exercise of any such rights shall be Indebtedness secured by this Deed of Trust and shall be payable by Grantor upon demand. Beneficiary's right to require such removal of Hazardous Materials shall be for the sole purpose of protecting Beneficiary's security for the repayment of the Indebtedness and shall not under any circumstances be construed as granting the right to participate or constitute participation in the management of the Mortgaged Property or the business conducted thereon.

         7.5 SURVIVAL. The provisions of Article 7 shall survive the release, foreclosure or other enforcement of this Deed of Trust.

                                    ARTICLE 8

                                EVENTS OF DEFAULT

         The occurrence of any one of the following shall be a default hereunder ("EVENT OF DEFAULT"):

         8.1 FAILURE TO PAY INDEBTEDNESS. Any of the Indebtedness is not paid when due, whether by acceleration or otherwise.

         8.2 NONPERFORMANCE OF COVENANTS. Any covenant in the Loan Instruments is not fully and timely performed, or the occurrence of any default or event of default thereunder.

         8.3 FALSE REPRESENTATION. Any statement, representation or warranty in the Loan Instruments, any financial statement or any other writing delivered to Beneficiary in connection with the Indebtedness is false, misleading or erroneous in any material respect.

         8.4 BANKRUPTCY OR INSOLVENCY. The owner of the Mortgaged Property or any person obligated to pay any part of the Indebtedness:

              (a) does not pay its debts as they become due or admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or

              (b) commences any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; or

              (c) in any involuntary case, proceeding or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, (i) fails to obtain a dismissal of such case, proceeding or other action within sixty (60) days of its commencement, or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or

              (d) conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within sixty (60) days from the date thereof; or

              (e) has a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of the Mortgaged Property or any other of its property or has any court take jurisdiction of any other of its property which remains undismissed for a period of sixty (60) days (except where a shorter period is specified in the immediately following subparagraph (f)); or

              (f) fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any property of such person; or

              (g) fails to pay immediately any final money judgment against such person.

         8.5 TRANSFER OF THE MORTGAGED PROPERTY. Title to all or any part of the Mortgaged Property (other than obsolete or worn personal property replaced by adequate substitutes of equal or greater value than the replaced items when new) shall become vested in any party other than Grantor, whether by operation of law or otherwise. Beneficiary may, in its sole discretion, waive this Event of Default, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following which Beneficiary may require: the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Beneficiary in its sole judgment, and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Beneficiary may require, a principal paydown on the Obligations, an increase in the rate of interest payable under the Bank of America Loan Documents and the Chase Loan Documents, a transfer fee, and any other modification of the Loan Instruments which Beneficiary may require.

         8.6 GRANT OF EASEMENT, ETC. Without the prior written consent of Beneficiary, Grantor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Mortgaged Property, unless such action is expressly permitted by the Loan Instruments or does not affect the Mortgaged Property.

         8.7 ABANDONMENT. Grantor or the owner of the Mortgaged Property (if other than Grantor) abandons any of the Mortgaged Property.

         8.8 DETERIORATION. Beneficiary reasonably determines that the condition of the Mortgaged Property has deteriorated.

         8.9 FORECLOSURE OF OTHER LIENS. The holder of any lien, security interest or assignment on the mortgaged Property institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

         8.10 ENFORCEABILITY; PRIORITY. Any Loan Instrument shall for any reason without Beneficiary's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Beneficiary; or the liens, mortgages or security interests of Beneficiary in any of the Mortgaged Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the Indebtedness.

         8.11 OTHER LOAN INSTRUMENTS. A default or event of default occurs under any Loan Instrument, other than this Deed of Trust, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Instrument.

                                    ARTICLE 9

                                    REMEDIES

         9.1 EXERCISE OF SPECIFIC REMEDIES. If an Event of Default shall occur, Beneficiary may exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

              (a) ACCELERATION. Upon the occurrence of an Event of Default described in Section 8.4 hereof, the entire principal of and accrued interest of the Indebtedness shall forthwith be due and payable without demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices of further actions of any kind, all of which are hereby expressly waived by Grantor. In the event that any other Event of Default shall occur and be continuing, Beneficiary may declare the Indebtedness immediately due and payable, whereupon all of the Indebtedness shall be forthwith due and payable without demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices or further actions of any kind, all of which are hereby expressly waived by Grantor. Grantor hereby waives notice of intent to accelerate and notice of acceleration.

              (b) ENFORCEMENT OF ASSIGNMENT OF RENTS AND LEASES. Prior or subsequent to taking possession of any portion of the Mortgaged Property or taking any action with respect to such possession, Beneficiary may:

              (c) collect and/or sue for the Rents in Beneficiary's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to any Indebtedness as Beneficiary may elect;

              (d) make, modify, enforce, cancel, terminate or accept surrender of any Leases, evict tenants, adjust the Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Beneficiary deems advisable in connection with the Mortgaged Property;

              (e) apply the Rents so collected to the operation and management of the Mortgaged Property, including the payment of management, brokerage and attorneys' fees and expenses, and/or to the Indebtedness; and

              (f) require Grantor to transfer all security deposits and records thereof to Beneficiary together with all original counterparts of the Leases.

         9.2 FORECLOSURE. Beneficiary may require the Trustee to sell all or part of the Mortgaged Property, at public auction, to the highest bidder, for cash, at the county courthouse of the county in Texas in which the Mortgaged Property or any part thereof is situated, or if the Mortgaged Property is located in more than one county such sale may be made at the courthouse in any county in which the Mortgaged Property is situated. The sale shall take place at such area of the courthouse as shall be properly designated from time to time by the commissioners court (or, if not so designated by the commissioners court, at such other area in the courthouse as may be provided in the notice of sale hereinafter described) of the specified county, between the hours of 10:00 o'clock a.m. and 4:00 o'clock p.m. (the commencement of such sale to occur within three hours following the time designated in the hereinafter-described notice of sale as the earliest time at which such sale shall occur, if required by applicable law) on the first Tuesday of any month, after giving notice of the time, place and terms of said sale (including the earliest time at which such sale shall occur) and of the property to be sold in the manner hereinafter described. Notice of a sale of all or part of the Mortgaged Property by the Trustee shall be given by posting written notice thereof at the courthouse door (or other area in the courthouse as may be designated for such public notices) of the county in which the sale is to be made, and by filing a copy of the notice in the office of the county clerk of the county in which the sale is to be made, at least twenty-one (21) days preceding the date of the sale, and if the property to be sold is in more than one county a notice shall be posted at the courthouse door (or other area in the courthouse as may be designated for such public notices) and filed with the county clerk of each county in which the property to be sold is situated. In addition, Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on Grantor and each debtor obligated to pay the debt Loan Instrument hereby according to the records of Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any notice that is required or permitted to be given to Grantor may be addressed to Grantor at Grantor's address as stated above. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Beneficiary, be addressed to such other debtor at the address of Grantor as is shown by the records of Beneficiary. Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the requirements of the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale. Trustee may sell all or any portion of the Mortgaged Property, together or in lots or parcels, and may execute and deliver to the purchaser or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Grantor. In no event shall Trustee be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (i) first, he shall pay the reasonable expenses of Trustee and a reasonable Trustee's fee or commission;
(ii) second, he shall pay, so far as may be possible, the Indebtedness, discharging first that portion of the Indebtedness arising under the covenants or agreements herein contained and not evidenced by the Bank of America Loan Documents and the Chase Loan Documents; (iii) third, he shall pay the residue, if any, to the persons legally entitled thereto. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The sale or sales by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Mortgaged Property shall be less than the aggregate of the Indebtedness and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale or sales had been made; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. If default is made hereunder, the holder of the Indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness. At any such sale (1) Grantor hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Beneficiary, the occurrence or existence of any default, the acceleration of the maturity of any of the Indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Beneficiary or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Grantor hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (2) the purchaser may disaffirm any easement granted, or rental, lease or other contract made in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental or lease contract. Beneficiary may bid and become the purchaser of all or any part of the Mortgaged Property at any trustee's or foreclosure sale hereunder, and the amount of Beneficiary's successful bid may be credited on the Indebtedness.

         9.3 UNIFORM COMMERCIAL CODE. Without limitation of Beneficiary's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Beneficiary may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Code as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Beneficiary may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Beneficiary may require Grantor to assemble the Collateral and make it available at a place Beneficiary designates which is mutually convenient to allow Beneficiary to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in paragraph (c) above in this Section 9.1; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Mortgaged Property may, at the option of Beneficiary, be sold as a whole; (6) it shall not be necessary that Beneficiary take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Beneficiary; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Beneficiary having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

         9.4 LAWSUITS. Beneficiary may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

         9.5 ENTRY ON MORTGAGED PROPERTY. Upon occurrence of an Event of Default hereunder, Beneficiary may enter into and upon and take possession of all or any part of the Mortgaged Property, and may exclude Grantor, and all persons claiming under Grantor, and its or their agents or servants, wholly or partly therefrom; and, holding the same, Beneficiary may use, administer, manage, operate, and control the Mortgaged Property and may exercise all rights and powers of Grantor in the name, place and stead of Grantor, or otherwise, as the Beneficiary shall deem best; and in the exercise of any of the foregoing rights and powers Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.

         9.6 TRUSTEE OR RECEIVER. Beneficiary may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply the Rents in accordance with the provisions of Section 4.1 hereof.

         9.7 TERMINATION OF COMMITMENT TO LEND. Beneficiary may terminate any commitment or obligation to lend or disburse funds under any Loan Instrument.

         9.8 TENANCY AT WILL. In the event of a trustee's sale hereunder and if at the time of such sale Grantor or any other party occupies the portion of the Mortgaged Property so sold or any part thereof, such occupant shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after a demand in writing for possession of such Mortgaged Property.

         9.9 SUBSTITUTE TRUSTEE. If, for any reason, Beneficiary prefers to appoint a substitute Trustee hereunder, Beneficiary may, from time to time, by written instrument, appoint one or more substitute Trustees, who shall succeed to all the estate, rights, powers, and duties of the original Trustee named herein. Such appointment may be executed by anyone acting in a representative capacity, and such appointment shall be conclusively presumed to have been executed with appropriate authority.

         9.10 INDEMNIFICATION OF TRUSTEE. Except for gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Grantor hereby indemnifies Trustee against all liability and expenses that he may incur in the performance of his duties hereunder.

         9.11 BENEFICIARY'S RIGHT TO PERFORM. Upon Grantor's failure to make a payment or perform an act required by the Loan Instruments, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon the Mortgaged Property for such purpose and to take all such action as it may deem necessary or appropriate.

         9.12 REIMBURSEMENT OF EXPENDITURE. If Beneficiary shall expend any money chargeable to Grantor or subject to reimbursement by Grantor under the terms of the Loan Instruments, Grantor shall repay the same to Beneficiary immediately at the place where the Obligations are payable, together with interest thereon at the highest rate permitted by applicable law from and after the date of each such expenditure by Beneficiary until paid by Grantor.

         9.13 OTHER RIGHTS. Beneficiary may exercise any and all other rights, remedies and recourses granted under the Loan Instruments now or hereafter existing in equity or at law for the protection and preservation of the Mortgaged Property.

         9.14 REMEDIES CUMULATIVE, CONCURRENT AND NONEXCLUSIVE. Beneficiary shall have all rights, remedies and recourses granted in the Loan Instruments and available at law or equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property, or any portion thereof), and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Indebtedness, or any part thereof or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.

         9.15 RIGHTS AND REMEDIES OF SURETIES. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to Chapter 34 of the Business and Commerce Code of the State of Texas pertaining to the rights and remedies of sureties.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 COLLECTION. If the Indebtedness shall be collected by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after an Event of Default or maturity, Grantor agrees to pay the attorneys' and collection fees and expenses as set forth in the Bank of America Loan Documents and the Chase Loan Documents, and such fees and expenses shall be a part of the Indebtedness.

         10.2 CHANGE IN OWNERSHIP. If the ownership (legal or beneficial) of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, or in the event of a change of any ownership of Grantor legal or beneficial), Beneficiary may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Indebtedness in the same manner as with Grantor without in any way vitiating or discharging Grantor's liability hereunder or upon the Indebtedness. No sale of the Mortgaged Property, and no forbearance on the part of Beneficiary, and no extension of the time for the payment of the Indebtedness, shall operate to release or affect the original liability of Grantor.

              (a) RELEASE OF LIEN. If Grantor shall perform each of the covenants and agreements herein contained, then this conveyance shall become null and void and shall be released at Grantor's written request and expense; otherwise, it shall remain in full force and effect. No release or modification of this conveyance, or of the lien, security interest or assignment created and evidenced hereby, shall be valid unless executed by Beneficiary.

         10.3 PARTIAL RELEASE OF LIEN, EXTENSION, ETC. Any part of the Mortgaged Property may be released by Beneficiary without affecting the lien, security interest and assignment hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the Indebtedness. The taking of additional security, or the extension or renewal of the Indebtedness or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby, or affect the liability of any endorser or guarantor or improve the right of any permitted junior lienholder; and this Deed of Trust, as well as any instrument given to secure any renewal or extension of the Indebtedness, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Mortgaged Property not expressly released until the Indebtedness is paid.

         10.4 NO IMPAIRMENT OF SECURITY. The lien, security interest and other security rights of Beneficiary hereunder or under any other Loan Instrument shall not be impaired by any indulgence, moratorium or release granted by Beneficiary including, but not limited to, any renewal, extension or modification which Beneficiary may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Beneficiary shall not release or impair the lien, security interest or other security rights of Beneficiary hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property (without implying hereby Beneficiary's consent to any junior lien).

         10.5 ACTS NOT CONSTITUTING WAIVER BY BENEFICIARY. Beneficiary may waive any default without waiving any other prior or subsequent default. Beneficiary may remedy any default without waiving the default remedied. Neither failure by Beneficiary to exercise, nor delay by Beneficiary in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the secured indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the of the Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

         10.6 WAIVER OF MARSHALLING AND CERTAIN RIGHTS. To the extent that Grantor may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Beneficiary to sell the Mortgaged Property for the collection of the Indebtedness (without any prior or different resort for collection), or the right of Beneficiary to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant.

         10.7 SUBROGATION. To the extent that proceeds of the Indebtedness are used to pay any outstanding lien, charge or encumbrance affecting the Mortgaged Property, such proceeds have been advanced by Beneficiary at Grantor's request, and Beneficiary shall be subrogated to all rights, interests and liens owned or held by any owner or holder of such outstanding liens, charges and encumbrances, irrespective of whether such liens, charges or encumbrances are released of record; provided, however, that the terms and provisions hereof shall govern the rights and remedies of Beneficiary and shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Beneficiary is subrogated hereunder.

         10.8 NO WAIVER. No waiver of any Event of Default or any other default on the part of Grantor or breach of any of the provisions of this Deed of Trust or of any other instrument executed in connection with the Indebtedness shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. Acceptance by Beneficiary of partial payments shall not constitute a waiver of the default by failure to make full payments.

         10.9 LIMITATION ON INTEREST. All agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Indebtedness or otherwise, shall the interest contracted for, charged or received by Beneficiary exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever, interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, the interest payable to Beneficiary shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Beneficiary shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Indebtedness and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Indebtedness, such excess shall be refunded to Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Indebtedness (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Grantor and Beneficiary.

         10.10 SUCCESSORS AND ASSIGNS; USE OF TERMS. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, personal representatives, successors, and assigns of the parties hereto. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The term "Grantor" shall include in their individual capacities and jointly all parties hereinabove named a Grantor. The term "Beneficiary" shall include any lawful owner, holder, pledgee, or assignee of any of the Indebtedness. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and each Grantor, if more than one, and each Grantor's heirs, executors, administrators, personal representatives, successors and assigns. Each party who executes this Deed of Trust and each subsequent owner of the Mortgaged Property, or any part thereof (other than Beneficiary), covenants and agrees that it will perform, or cause to be performed, each term and covenant of this Deed of Trust.

         10.11 BENEFICIARY'S CONSENT. In any instance hereunder where Beneficiary's approval or consent is required or the exercise of Beneficiary's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Beneficiary free from any limitation or requirement of reasonableness, and Beneficiary shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner regardless of the reasonableness of either the request or Beneficiary's judgment.

         10.12 SEVERABILITY. If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective while this Deed of Trust is in effect, the legality, validity and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible. If any of the Indebtedness shall be unsecured, the unsecured portion of the Indebtedness shall be completely paid prior to the payment of the Loan Instrument portion of such Indebtedness, and all payments made on account of the Indebtedness shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Indebtedness.

         10.13 MODIFICATION OR TERMINATION. The Loan Instruments may only be modified or terminated by a written instrument or instruments executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination that is not so documented shall not be effective as to any party.

         10.14 NO PARTNERSHIP. Nothing contained in the Loan Instruments is intended to create any partnership, joint venture or association between Grantor and Beneficiary, or in any way make Beneficiary a co-principal with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

         10.15 HEADINGS. The article, paragraph and subparagraph headings hereof are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such articles, paragraphs or subparagraphs.

         10.16 CONSTRUCTION DEED OF TRUST. This Deed of Trust constitutes a "construction mortgage" as defined in Section 9.313 of the Code to the extent that it secures an obligation incurred for the construction of the Improvements, including the acquisition cost of the Land.

         10.17 APPLICABLE TO PRIOR LIENS. If this Deed of Trust is or becomes subordinate to any other liens, security interests, assignments of leases or rents or any other encumbrances (collectively, the "PRIOR LIENS") affecting any of the Mortgaged Property (all documents creating the Prior Liens and evidencing and governing the indebtedness secured thereby being collectively called the "PRIOR LIEN DOCUMENTS"), in addition to the provisions of Section 6.12, the provisions of this Section 10.18 shall apply. Grantor shall not enter into any renewal, extension, modification, increase or refinancing of any of the Prior Lien Documents or the indebtedness secured thereby without the prior written consent of Beneficiary. Grantor shall pay when due all indebtedness evidenced and secured by the Prior Lien Documents and shall timely perform all other obligations of the Grantor under the Prior Lien Documents. Beneficiary may, but shall not be obligated to, pay any such indebtedness or perform any such obligations for the account of Grantor, and any sum so expended shall be part of the Indebtedness secured hereby. Grantor shall pay to Beneficiary all amounts so expended by Beneficiary with interest on such amounts from the date expended at the rate set forth in the Loan Instruments, but not in excess of the highest rate permitted by applicable law. Any default under any of the Prior Lien Documents shall constitute an Event of Default hereunder. If Beneficiary should cure any such default under any of the Prior Lien Documents, the curing thereof by Beneficiary shall not constitute a cure of the default under this Deed of Trust. Grantor shall send to Beneficiary a copy of each notice of default or notice of acceleration or other notice received by Grantor from the holder of any of the Prior Lien Documents within one (1) business day after receipt thereof by Grantor. Notwithstanding the foregoing, Beneficiary does not consent to any Prior Lien unless otherwise expressly permitted in this Deed of Trust.

         10.18 ABSENCE OF OBLIGATIONS OF BENEFICIARY WITH RESPECT TO MORTGAGED PROPERTY. Notwithstanding anything in this Deed of Trust to the contrary, including, without limitation, the definition of "Mortgaged Property" and/or the provisions of Article 4 hereof, (a) to the extent permitted by applicable law, the Mortgaged Property is comprised of Grantor's rights, title and interests therein but not its obligations, duties or liabilities pertaining thereto, (b) Beneficiary neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in connection with the definition of "Mortgaged Property" herein, either prior to or after obtaining title to such Mortgaged Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (c) Beneficiary may, at any time prior to or after the acquisition of title to any portion of the Mortgaged Property as above described, advise any party in writing as to the extent of Beneficiary's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Mortgaged Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Beneficiary shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Mortgaged Property, as lessee under any lease or purchaser or seller under any contract or option unless Beneficiary elects otherwise by written notification.

         10.19 NOTICES. Except as otherwise provided in subparagraph (c) of
Section 9.1 of this Deed of Trust, all notices demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally or deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Grantor at its address set forth in the first paragraph of this Deed of Trust or to Beneficiary at its address set forth in Article 1 hereof, or such other address as Grantor or Beneficiary may from time to time designate by written notice to the other as herein required.

         10.20 FORUM. Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Mortgaged Property is located, over any suit, action or proceeding arising out of or relating to this Deed of Trust or the secured indebtedness. Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Grantor at its address stated in this Deed of Trust, or at a subsequent address of Grantor of which Beneficiary received actual notice from Grantor in accordance with this Deed of Trust, and service so made shall be complete five (5) days after the same shall have been so mailed.

         10.21 APPLICATION OF PAYMENTS TO CERTAIN INDEBTEDNESS. If any part of the Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on the Indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

         10.22 GENDER; TITLES; CONSTRUCTION. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

         10.23 REPORTING COMPLIANCE. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Loan Instruments and secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Beneficiary to furnish Beneficiary with evidence of such compliance.

         10.24 GRANTOR. Unless the context clearly indicates otherwise, as used in this Deed of Trust, "Grantor" means the grantors named in Article 1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Beneficiary that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives. If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

         10.25 EXECUTION. This Deed of Trust has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         10.26 APPLICABLE LAW. THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

         10.27 MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Deed of Trust or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Endispute, Inc., doing business as J.A.M.S./Endispute ("J.A.M.S."), as amended from time to time, and the "Special

Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Deed of Trust may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Deed of Trust applies in any court having jurisdiction over such action.

              (a) Special Rules. The arbitration shall be conducted in the city of the Grantor's domicile at the time of this Agreement's execution and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

              (b) Reservation of Rights. Nothing in this Deed of Trust shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Deed of Trust; or (ii) be a waiver by Beneficiary of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Beneficiary (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Beneficiary may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Deed of Trust. At Beneficiary's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale hereunder, or by judicial sale have under, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         10.28 ENTIRE AGREEMENT. The Loan Instruments constitute the entire understanding and agreement between Grantor and Beneficiary with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor and Beneficiary with respect to the matters addressed in the Loan Instruments. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Instruments, there are not, and were not, and no persons are or were authorized by Beneficiary to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Instruments.

         10.29 THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         10.30 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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

         EXECUTED on the date(s) of the acknowledgment(s) below, to be effective as of the date first set forth above.

                                PEERLESS MFG. CO.


                                By:/s/  Sherrill Stone
                                   --------------------------------------------
                                   Sherrill Stone, Chairman and Chief Executive
                                   Officer

STATE OF TEXAS    )
                  )
COUNTY OF DALLAS  )

         This instrument was acknowledged before me on December __, 2000, by Sherrill Stone, Chairman and Chief Executive Officer of Peerless Mfg. Co., a Texas corporation, on behalf of said corporation.


                                    -------------------------------------------
                                    Notary Public, State of Texas
AFTER RECORDING RETURN TO:

Daniel F. Susie
Strasburger & Price, L.L.P.
901 Main Street, Suite 4300
Dallas, Texas 75202-3794


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

                                    EXHIBIT A

                    ATTACHED TO AND INCORPORATED BY REFERENCE
                 IN DEED OF TRUST DATED AS OF NOVEMBER 30, 2000,
                       FROM PEERLESS MFG. CO., AS GRANTOR,
                           TO PRLAP, INC., AS TRUSTEE
                     FOR BANK OF AMERICA, N.A., BENEFICIARY

                                    The Land


                                     TRACT 1

                             COLLIN COUNTY PROPERTY
                                  Wylie, Texas

BEING a tract of land situated in the S.B. SHELBY SURVEY, ABSTRACT NO. 820, Collin County, Texas, and being all of a called 33.86 acre tract described in deed from Ester Edwards and Eva Watson Peerless Mfg. Co., as recorded in Volume 744, Page 515, Deed Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at 1/2" diameter iron rod set at the intersection of the West line of Ballard Avenue (F.M. Road No. 2514) and the Northwest line of the St. Louis & Southwestern Railroad, said iron rod also being the beginning of a curve to the left having a central angle of 39 degrees 01 minutes 23 seconds, a radius of 1960.09 feet and a tangent bearing S 48 degrees 08 minutes 41 seconds West;

THENCE with said curve in a Southwesterly direction and with said Northwest line of Railroad, an arc distance of 1334.98 feet to a 1/2" diameter iron rod set at the end of said curve;

THENCE S 09 degrees 07 minutes 18 seconds W, 196.47 feet, with the said Northwest line of Railroad to an old fence post found;

THENCE N 88 degrees 23 minutes 53 seconds W, 605.17 feet, with the North line of said Railroad and with the North line of Brown & Burns Addition to a 3/8" diameter iron rod found;

THENCE N 00 degrees 17 minutes 00 seconds E, 1642.57 feet to a 3/8" diameter iron rod found;

THENCE S 88 degrees 45 minutes 33 seconds E, 779.05 feet, along a fence line, to a fence post found;

THENCE S 89 degrees 13 minutes 30 seconds E, 476.28 feet, along a fence line to a 1/2" diameter iron rod set in the said West line of Ballard Avenue (F.M. Road No. 2514);

THENCE S 00 degrees 03 minutes 18 seconds E, 292.97 feet, with the said West line of Ballard Avenue (F.M. Road No. 2514) to the PLACE OF BEGINNING and containing 34.0839 acres of land.



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



                                     TRACT 2

                             DALLAS COUNTY PROPERTY
                                  1729 BROADWAY

BEING a tract land situated in the William Larner Survey, Abstract No. 799, and being a part of that certain tract of land conveyed to V.E. Brake by Matie Welsh Loving Jackson et al, by deed dated September 27, 1932 as recorded in Volume 1780, Page 186, Deed Records of Dallas County, Texas and being more fully described as follows:

BEGINNING at a iron pin 744.0 feet North of the South line of said William Larner Survey and 357.0 feet East of the M. K. & T. Railroad Track;

THENCE S. 00 deg. 43 min. W. 263.4 feet to a iron pin for corner;

THENCE Due West 328.30 feet to a iron pin for corner;

THENCE Northerly along a curve to the left on the East Right-of-Way line of the
M. K. & T. Railroad 263.50 feet to a iron pin for corner;

THENCE Due East 337.0 feet to the PLACE OF BEGINNING and containing 2.0 Acres of land, and being the same land described in deed dated November 4, 1960, filed November 23, 1960 and recorded in Volume 5449, Page 185 of the Deed Records of Dallas County, Texas, and being further known as 1729 -1731 S. Broadway, Carrollton, Texas.



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


                                     TRACT 3

                             DALLAS COUNTY PROPERTY
                                2811 Walnut Hill

Being a 9.000 acre tract of land in City of Dallas Block 6458 and being part of the Wm. Mooneyham Survey, Abstract No. 946, Dallas County, Texas; said tract being more particularly described as follows:

BEGINNING at the intersection of the north line of Walnut Hill Lane and the east line of the M.K.T. R.R.;

THENCE, N 14 degrees 40' 00" W, with said east line 771.38 feet to a point for corner; said point being the most westerly southwest corner of the Dallas Industrial Part, an addition to the City of Dallas as recorded in Volume 71173, Page 2404, Deed Records of Dallas County, Texas;

THENCE, S 47 degrees 37' 25" E, with the south line of said addition, 71.00 feet to an angle point;

THENCE, S 89 degrees 35' 00" E, continuing with said addition line, 1099.43 feet to a point for corner;

THENCE, S 00 degrees 25' 00" W, continuing with said addition line, 30.00 feet to a point for corner in the north line of the Jack Lively 11.462 acre tract;

THENCE, N 89 degrees 35' 00" W, with said north line, 300.04 feet to a point for corner at the northwest corner of said Lively tract:

THENCE, S 00 degrees 29' 00" W, with the west line of said Lively tract, 297.90 feet to a point for corner at the northeast corner of the J. Herbert Sawyer
0.957 acre tract;

THENCE, N 89 degrees 35' 00" W, with the north line of said Sawyer tract, at
175.00 feet pass the northwest corner of the Trammell Crow 1.665 acre tract, in all 380.00 feet to a point for corner at the northwest corner of said Crow tract;

THENCE, S 00 degrees 29' 00" W, with the west line of said Crow tract, 388.14 feet to a point for corner in the said north line of Walnut Hill Lane;

THENCE, N 89 degrees 34' 00" W, with the said north line, 42.84 feet to an angle point;

THENCE, N 84 degrees 53' 30" W, continuing with said north line, 228.58 feet to the place of beginning;

CONTAINING; 392,046.57 square feet, or 9.000 acres of land.

                                     TRACT 4

                             DALLAS COUNTY PROPERTY
                                2817 Walnut Hill

BEING a survey of a tract of land in the WILLIAM MOONEYHAM SURVEY ABST. NO. 946, Dallas County, Texas; and being in City of Dallas Block No. 6458; and being more particularly described as follows:

BEGINNING at an iron road a the Southwest corner of Lot 3, Block A, Walnut Plaza Addition, an addition to the City of Dallas as filed 6-1-71 in the Map Records of Dallas County, Texas; said Beginning Point being a point in the North line of Walnut Hill Lane that is Easterly, 468.4 ft. from the point of intersection of the East line of the M.K. & T. Railroad with the North line of said Walnut Hill Lane;

THENCE South 89 degrees 45 minutes 00 seconds West, along the North line of said Walnut Hill Lane, 205.0 ft. to the Southeast corner of Lot 4, Block A/6458 of the Peerless Addition, an Addition to the City of Dallas as recorded in Vol. 76117, Page 0132, Map Records, Dallas County, Texas, a rivet in concrete for a corner;

THENCE North 00 degrees 12 minutes 00 seconds West, along an East line of said Peerless Addition, 388.4 ft. to an iron rod at an inside corner of said Addition; THENCE North 89 degrees 45 minutes 00 seconds East, along a South line of said Addition to the chiseled mark at the most Easterly Southeast corner of said Peerless Addition, a point in the West lie of the Lively Center Addition 3rd. Installment, an Addition to the City of Dallas as recorded in the Map Records of Dallas County, Texas on 7-27-79;

THENCE South 00 degrees 12 minutes 00 seconds East, along with the West line of said Lively Center Addition, 238.4 feet to a chiseled mark at the Northeast corner of said Walnut Plaza Addition;

THENCE South 89 degrees 45 minutes 00 seconds West, along the North line of said Addition, 175.0 feet to an iron rod at the Northwest corner of said Addition;

THENCE South 00 degrees 12 minutes 00 seconds East, along the West line of said Walnut Plaza Addition, 150.0 ft. to the POINT OF BEGINNING and containing 121,342 square feet of land.



                                     TRACT 5

                             DENTON COUNTY PROPERTY
                                   1115 Duncan

All that certain lot, tract or parcel of land lying and being situated in the City and County of Denton, Texas, and being Lot 4, Block A, SHADY OAKS INDUSTRIAL PARK, now known as EXPRESSWAY INDUSTRIAL PARK, an addition to the City of Denton, Texas, according to the plat of record in Volume 2, Page 55, Plat Records, Denton County, Texas, SAVE AND EXCEPT the South 30 feet of said Lot 4, Block A.

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